UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report	February 21, 2007
Date of earliest event reported	February 21, 2007

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street, Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

During a presentation at the 2007 Consumer Analyst Group of New York Conference on February 21, 2007, the Registrant’s President and Chief Executive Officer, C. Larry Pope, made a PowerPoint presentation containing certain financial information about current and former subsidiaries of the Registrant, including reconciliations of net income to EBITDA for the following companies and for the periods indicated (amounts in millions):

•	John Morrell & Co., which during the three-year period ended May 2, 1999, had net income of $19.4, $30.7 and $47.2, respectively, and EBITDA of $43.1, $63.5 and $92.1, respectively.

•	Schneider Corporation, which during the three-year period ended April 28, 2002, had net income of $7.6, $9.3 and $5.6, respectively, and EBITDA of $20.9, $24.8 and $21.0, respectively.

•	Carroll’s Foods/Murphy Farms, which during the two and one-half year period ended April 28, 2002, had net income of $23.0, $85.1, and $82.4, respectively, and EBITDA of $84.0, $180.3 and $167.1, respectively.

•	Packerland Processing, Inc., which during the two and one-half year period ended May 2, 2004, had net income of $5.8, $30.5 and $37.6, respectively, and EBITDA of $18.0, $68.0 and $81.7, respectively.

•	Farmland Foods, Inc., which during the two and one-half year period ended April 30, 2006, had net income of $29.3, $30.1 and $44.8, respectively, and EBITDA of $65.3, $83.9 and $109.3, respectively.

The PowerPoint presentation, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. The Registrant presented EBITDA for these current and former subsidiaries because it uses, and believes it is common for others to use, EBITDA as a method for determining fair value of a business.

In connection with the proposed merger transaction involving Smithfield, Premium Standard Farms, Inc. (“PSF”) and KC2 Merger Sub, Inc., Smithfield has filed with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus for the stockholders of PSF and each of Smithfield and PSF may be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, AS WELL AS THE OTHER DOCUMENTS REFERRED TO IN THE PROXY STATEMENT/PROSPECTUS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement/prospectus has been mailed to PSF’s stockholders. Stockholders may obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Smithfield and PSF, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Smithfield Foods, Inc., 200 Commerce Street, Smithfield, Virginia 23430, Attention: Investor Relations (212) 758-2100, or to PSF, 805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri 64105 Attention: Investor Relations (816) 472-7675.

Smithfield, PSF and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Smithfield’s directors and executive officers is available in Smithfield’s proxy statement for its 2006 annual meeting of stockholders and Smithfield’s 2006 Annual Report on Form 10-K, which were filed with the SEC on July 31, 2006 and June 30, 2006, respectively, and information regarding PSF’s directors and executive officers is available in PSF’s proxy statement for its 2006 annual meeting of stockholders and PSF’s 2006 Annual Report on Form 10-K, which were filed with the SEC on July 21, 2006 and May 31, 2006, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	PowerPoint materials from the Registrant’s presentation at the 2007 Consumer Analyst Group of New York Conference held on February 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.
(Registrant)

Date: February 21, 2007	By:	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	PowerPoint materials from the Registrant’s presentation at the 2007 Consumer Analyst Group of New York Conference held on February 21, 2007.